EXHIBIT 21

SUBSIDIARIES OF VENTAS, INC.

AS OF FEBRUARY 28, 2005

Ventas Realty, Limited Partnership, a Delaware limited partnership

Ventas LP Realty, LLC., a Delaware limited liability company

Ventas Finance I, LLC, a Delaware limited liability company

Ventas Finance I, Inc., a Delaware corporation (“VFI Inc.”). VFI Inc. does business under the following names:

Ventas Finance I (KY), Inc.;

Ventas Finance I (UT), Inc.;

Ventas Finance I (WA), Inc,; and

Ventas Finance I (WI), Inc.

Ventas Specialty I, LLC, a Delaware limited liability company

Ventas Specialty I, Inc., a Delaware corporation

Ventas Capital Corporation, a Delaware corporation

Ventas Healthcare Properties, Inc., a Delaware corporation

Ventas TRS, LLC, a Delaware limited liability company

Ventas Framingham, LLC, a Delaware limited liability company

Ventas Management, LLC, a Delaware limited liability company

Ventas Fairwood, LLC, a Delaware limited liability company

Ventas Springfield/Findlay, LLC, a Delaware limited liability company

Ventas Belleville, LLC, a Delaware limited liability company

Ventas Farmington Hills, LLC, a Delaware limited liability company

Ventas Kansas City I, LLC, a Delaware limited liability company

Ventas Regency Medical Park I, LLC, a Delaware limited liability company

Ventas Bayshore Medical, LLC, a Delaware limited liability company

Ventas Whitehall Estates, LLC, a Delaware limited liability company

ElderTrust, a Maryland real estate investment trust

ElderTrust Operating Limited Partnership, a Delaware limited partnership

ET Capital Corp., a Delaware corporation

ET GENPAR, L.L.C., a Delaware limited liability company

ET Sub-Belvedere Limited Partnership, L.L.P., a Virginia limited liability partnership

ET Belvedere Finance, L.L.C., a Delaware limited liability company

ET Belvedere Finance, Inc., a Delaware corporation

ET Sub-Berkshire Limited Partnership, a Delaware limited partnership

ET Berkshire, LLC, a Delaware limited liability company

ET Sub-Cabot Park, L.L.C., a Delaware limited liability company

Cabot ALF, L.L.C., a Delaware limited liability company

ET Sub-Cleveland Circle, L.L.C. a Delaware limited liability company

Cleveland ALF, L.L.C., a Delaware limited liability company

ET Sub-DCMH Limited Partnership, L.L.P., a Virginia limited liability partnership

ET DCMH Finance, L.L.C., a Delaware limited liability company

ET DCMH Finance, Inc., a Delaware corporation

ET Sub-Heritage Andover, L.L.C., a Delaware limited liability company

ET Heritage Andover Finance, Inc., a Delaware corporation

ET Sub-Heritage Woods, L.L.C., a Delaware limited liability company

ET Sub-Highgate, L.P., a Pennsylvania limited partnership

ET Sub-Lacey I, L.L.C., a Delaware limited liability company

ET Sub-Lehigh Limited Partnership, a Delaware limited partnership

ET Lehigh, LLC, a Delaware limited liability company

ET Sub-Lopatcong, L.L.C., a Delaware limited liability company

ET Sub-Pennsburg Manor Limited Partnership, L.L.P., a Virginia limited liability partnership

ET Pennsburg Finance, L.L.C., a Delaware limited liability company

ET Sub-Phillipsburg I, L.L.C., a Delaware limited liability company

ET Sub-Pleasant View, L.L.C., a Delaware limited liability company

ET Sub-POB I Limited Partnership, L.L.P., a Virginia limited liability partnership

ET POBI Finance, L.L.C., a Delaware limited liability company

ET POBI Finance, Inc., a Delaware corporation

ET Sub-Rittenhouse Limited Partnership, L.L.P., a Virginia limited liability partnership

ET Sub-Riverview Ridge Limited Partnership, L.L.P., a Virginia limited liability partnership

ET Sub-Sanatoga Limited Partnership, a Delaware limited partnership

ET Sanatoga, LLC, a Delaware limited liability company

ET Sub-SMOB, L.L.C., a Delaware limited liability company

ET Sub-Vernon Court, L.L.C., a Delaware limited liability company

Vernon ALF, L.L.C., a Delaware limited liability company

ET Sub-Wayne I, Limited Partnership, L.L.P., a Virginia limited liability partnership

ET Wayne Finance, L.L.C., a Delaware limited liability company

ET Wayne Finance, Inc., a Delaware corporation

ET Sub-Willowbrook Limited Partnership, L.L.P., a Virginia limited liability partnership

ET Sub-Woodbridge, L.P., a Pennsylvania limited partnership